                                                                       September 10, 2004

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

         Re:      Pruco Life of New Jersey Flexible Premium Variable Annuity Account
                  File No. 811-07975
|X|      SP Advisor Variable Annuity
                           File No.:  333-62242
|X|      SP Annuity One/Plus Variable Annuity
                           File No.  333-49230
|X|      SP FlexElite Variable Annuity
                           File No. 333-99275
|X|      SP Select Variable Annuity
                           File No.:  333-62238

Dear Commissioners:

        On behalf of Pruco Life Insurance Company of New Jersey and the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (the “Account”), we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the “Act”), that the Account’s semi-annual report for the period ending June 30, 2004 has been transmitted to contract owners in accordance with Rule 30e-2(a) under the Act.

        In addition to information transmitted herewith, we incorporate by reference the following annual reports with respect to the following specific portfolios: Evergreen Variable Annuity Trust — Evergreen VA Fund, Evergreen VA Foundation Fund, Evergreen VA Growth Fund, Evergreen VA Growth and Income Fund, Evergreen VA International Equity Fund, Evergreen VA Omega Fund, Evergreen VA Special Values Fund; Janus Aspen Series — Mid Cap Growth (Service Shares); The Prudential Series Fund, Inc. — Global Portfolio, Jennison Portfolio, Money Market Portfolio, Stock Index Portfolio, Equity Portfolio, Prudential Value Portfolio, SP Aggressive Growth Asset Allocation Portfolio, SP AIM Aggressive Growth Portfolio, SP AIM Core Equity Portfolio, SP Alliance Large Cap Growth Portfolio, SP Technology Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Deutsche International Equity Portfolio, SP Growth Asset Allocation Portfolio, SP State Street Research Small Cap Growth Portfolio, SP William Blair International Growth Portfolio, SP Large Cap Value Portfolio, SP MFS Capital Opportunities Portfolio, SP Mid Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Goldman Sachs Small Cap Value Portfolio and SP Strategic Partners Focused Growth Portfolio.

1.       Filer/ Entity:         Evergreen Variable Annuity Trust
         Registration No.:      811-08716
         CIK No.                0000928754
         Accession No.:         0000936772-04-000176
         Date of Filing:        8-26-04

2.       Filer/ Entity:         Janus Aspen Series
         Registration No.:      811-07736
         CIK No.                0000906185
         Accession No.:         0000906185-04-000010
         Date of Filing:        8-20-04

3.       Filer/Entity           The Prudential Series Fund, Inc.
         Registration No.:      811-03623
         CIK No.                0000711175
         Accession No.:         0001193125-04-152307
         Date of Filing:        9-3-04

If you have any questions regarding this filing, please contact me at (973) 802-6997.

                                                         Sincerely,

                                                         /s/C. Christopher Sprague
                                                         C. Christopher Sprague
                                                         Vice President, Corporate Counsel